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                                                                     EXHIBIT 99B

                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Donald E. McCombs, Executive Vice President--President, Operations Group and Acting Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Annual Report on Form 10-K of the Company for the annual period ended September 28, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/DONALD E. MCCOMBS
                                               ---------------------------------
                                               Donald E. McCombs
                                               Executive Vice President--
                                               President, Operations Group
                                               and Acting Chief Financial
                                                 Officer
Date: December 12, 2002